UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2003

Magnum Hunter Resources, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	1-12508 (Commission File Number)	87-0462881 (IRS Employer Identification No.)

600 East Las Colinas Blvd.,
Suite 1100
Irving, Texas 75039
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (972) 401-0752

Not applicable

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

          On December 17, 2003, the largest shareholder of Magnum Hunter Resources, Inc. (the “Company”) advised the Company that such shareholder had received and declined an unsolicited indication of interest to purchase some of its common stock of the Company, but such shareholder may sell portions of its common stock of the Company from time to time in the future under an effective shelf registration statement covering its stock. In light of the Company’s offering of convertible notes, the Company has suspended sales under such registration statement until January 5, 2004. The directors and executive officers have also executed lock-ups with respect to their common stock of the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Businesses Acquired.

     Not applicable.

     (b) Pro Forma Financial Information.

     Not applicable.

     (c) Exhibits.

     Not applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES, INC

By:	/s/ Chris Tong Chris Tong Sr. Vice President and CFO

Date: December 18, 2003